Exhibit 99.1

Intergraph Corporation Strategic Discussion Materials January 13, 2005

This presentation contains forward-looking statements (all statements other than those made solely with respect to historical fact) within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, the business outlook of Intergraph Corporation (the "Company"), financial guidance, including any projections about revenues, operating income levels, margins, and market conditions and their anticipated impact on the Company and its vertical business segments; expectations regarding Intergraph's various ongoing litigation proceedings; expectations regarding future results and cash flows; information regarding the development, timing of introduction, and performance of new products; the Company's ability to win new orders and any statements of the plans, strategies, expectations and objectives of management for future operations. These forward-looking statements are subject to known and unknown risks and uncertainties (some of which are beyond the Company's control) that could cause actual results to differ materially and adversely from those anticipated in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, potential adverse outcomes or rulings in our ongoing efforts to protect our intellectual property, including the Company's claims against Hewlett-Packard Co.(tm) or their countersuits against the Company, and other ongoing and potential litigation and patent enforcement efforts, the ability, timing, and costs (including the calculation of success and other fees) to enforce and protect the Company's intellectual property rights; potential adverse outcomes in our efforts to improve our operating performance (including uncertainties with respect to the timing and magnitude of any expected improvements); material changes with respect to our business, litigation prospects, or the securities markets (including the market for Intergraph common stock and any adjustment relating to the Accelerated Stock Buyback); risks associated with doing business internationally (including foreign currency fluctuations); worldwide political and economic conditions and changes; the ability to attract or retain key personnel; increased competition; rapid technological change; unanticipated changes in customer requirements; the ability to access the technology necessary to compete in the markets served; risks associated with various ongoing litigation proceedings; and other risks detailed in our annual, quarterly, or other filings with the Securities and Exchange Commission. Forward-Looking Statements

Intergraph Overview Company Profile Business Units Intellectual Property Litigation/Licensing Strategy Discussion Primary Strategic Opportunities & Challenges Key Strategic Initiatives Potential Drivers for Margin Expansion Agenda

A. Intergraph Overview

Intergraph Profile NASDAQ: INGR Business Overview: Leading global provider of Spatial Information Management (SIM) software Spatial technologies enable customers to manage and understand complex data through intelligent visual representations Governments and businesses in over 60 countries rely on our software and services Governments and businesses in over 60 countries rely on our software and services Governments and businesses in over 60 countries rely on our software and services Governments and businesses in over 60 countries rely on our software and services Governments and businesses in over 60 countries rely on our software and services Governments and businesses in over 60 countries rely on our software and services Financial Overview:

Industry: Customers: Mapping and Geospatial Solutions (IMGS) Provides location-based software to Utilities & Communications, Military & Intelligence, Governments, Transportation and Commercial customers worldwide Software creates intelligent maps and geographic information systems (GIS) that enable organizations to more effectively manage resources and infrastructure

Process, Power & Marine (PPM) Provides software to the oil & gas, power, shipbuilding, chemical and pharmaceutical industries worldwide Software enables the design of plants and ships and the information management to build and operate those facilities Industry: Customers:

Provides integration services and information technology solutions to the U.S. Federal Government Services primarily focused on Department of Defense (DOD) and Homeland Security Industry: Customers: US Army Corps of Engineers Warner Robins Air Logistics Wright Patterson Air Force Base Redstone Arsenal Warfighter Protection Lab US Naval Air Systems Command US Naval Sea Systems Command Tennessee Department of Transportation Intergraph Solutions Group (ISG)

Intergraph Public Safety (IPS) Provides software to public safety agencies around the world: Incident management software for mission critical agencies such as police, fire, emergency medical, roadside assistance and military base/campus security Law enforcement records management software Mobile and handheld solutions to increase productivity in the field Industry: Customers:

Intellectual Property (IP) Division

INTERGRAPH

- Among others, Intergraph has three families of patents defining specific computer architectures:
  - Parallel Instruction Computing (PIC) patents
  - Clipper cache memory management patents
  - High-Availability SuperServer (SuperServer) clustering patents
- To date, our patent enforcement efforts have generated over $700 million in pre-tax earnings through licensing and litigation since 2002:
  - $675 million from Intel
  - $18 million from Texas Instruments
  - $10 million from IBM
  - $10 million from AMD plus future % of certain profits, if any
  - $10 million from Gateway/eMachines plus certain future per unit royalties
- Pending litigation:
  - "OEM" Clipper case with HP and related countersuits
  - SuperServer case with HP

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B. Strategy Discussion

We believe Intergraph's software is highly relevant to the current global environment: Heightened security concerns and ever-present terrorist threats Addressed by IPS first responder software and IMGS spatial/location-based software High oil prices and tightening inventory Addressed by PPM industry-leading plant and ship design software Intergraph's markets are large & growing: Targeted software markets represent more than $2.5 billion in annual customer spend Markets have an average blended annual growth rate in the 5-10% range Intergraph is a truly global company with a strong customer base: Customers in more than 60 countries with nearly 50% of revenue generated outside U.S. Strong customer relationships from history of technological innovation & leadership, high- level of customer support and commitment to customer success Primary Strategic Opportunities

Intergraph's relatively higher cost structure & lower software revenue content have led to lower overall operating margins: Development costs of software company, but revenue heavily weighted towards services Decentralized organizational structure presents operating expense challenges Increasing software content and lowering overall cost structure is a strategic priority Intergraph perceived to be collection of disparate assets: We believe significant synergies exist between our business units Delivering the entire value of the Company's assets for the benefit of both our customers and shareholders is a strategic priority Intergraph has not grown as fast as the markets we serve: Revenue growth suffered during transition from hardware to software & services business (primary focus was on returning to profitability) Accelerating revenue growth by capitalizing on our attractive market dynamics is a strategic priority Primary Strategic Challenges

Corporate Strategies: FOCUS assets and management on software-led growth CONSOLIDATE operations to realize revenue synergies between business units and reduce operating expenses INVEST internally and through acquisitions where market size is significant, returns are appropriate and growth is apparent Business Unit Strategies: Business unit roles/focus under strategic plan: IMGS: "Improve" operating margins through focus on industry-specific geospatial markets PPM: "Grow" business by becoming lifecycle solution provider to process industry ISG: "Focus" more heavily on INGR product/market-based projects for the U.S. Government IPS: "Build" integrated software suite/channel for Public Safety & Homeland Security markets Key Strategic Initiatives

"Now" - "Next" - "After-Next" Phases "Now" - "Next" - "After-Next" Phases NOW: Change Strategic Initiatives: Vision, Mission, Culture Strategic Plan Capital structure & allocation Rebranding effort Corporate Governance Top-grading program Results: Q1-Q3 2004 best operating performance in 12 Years ISS Corporate Governance score increased to 99+% To date, repurchased over 20M shares for $485M shares for $485M shares for $485M shares for $485M shares for $485M shares for $485M shares for $485M shares for $485M NEXT: Improve Strategic Initiatives: IMGS: Shift towards vertical SIM apps PPM: Growth into full lifecycle solutions ISG: Focus on projects in core markets IPS: Build complete public safety solution Project to reduce operating expenses Goals: Return to revenue growth Cost structure reductions Benchmark performance Performance-based culture Performance-based culture Performance-based culture Performance-based culture Performance-based culture Performance-based culture AFTER-NEXT: Expand Strategic Initiatives: Potential change in industry landscape Company or market expansion Goals: Above industry performance Turnaround complete Sustained growth stage

Potential Drivers for Margin Expansion Example (2) Increase Software Revenue 2% - 5% 52% 10% Recent Reported Financial Results 2% - 5% 50% 6% Example (1) Reduce Cost Structure 2% - 5% 50% 8% Revenue Growth Gross Margin Operating Margin Example (3) Improve Revenue Growth 5% - 10% 52% 12% Potential to Reduce OpEx by 2% of Revenue Potential to Increase Software Percentage by 4% Potential to Improve Revenue Growth In-line with Markets Operating Margin Target of 8% to 12%